SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

HPC POS SYSTEM, CORP.
NEVADA			333-149188		26-0857573
(State or other jurisdiction	(Commission File No.)	(IRS Employer incorporation)
Identification No.

	c/o House of Mohan Corporation
6409 Lake Meadow Drive, Burke, VA	22015
(Address of principal executive 	(Zip Code)
officers)

703-283-9736
(Registrants telephone number, including area code)

(Former name or former address, if changes since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
( see General Instruction A.2. below):
[  ]Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12(b) under the Exchange
 Act (17 CFR 240.14a-12(b))
[  ]Pre-commencement communications pursuant to Rule 14d-2(b)
 under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 [ CFR 240.13e-4(c))

Section 8 Other Events Item 8.01 Other Events.

On October 2, 2012, HPC POS System, Corp management received additional financial information from its Wholly Owned Subsidiary House of Mohan Corporation showing debt from 2009 up to 2011, to be include in HPC POS System, Corp filings.
As a result, we are advised, to inform the public that the previous issued financial statements for the period ending in Sept 30, 2011, are inaccurate and can no longer be relied upon.
It is our plan to provide detail accounting information on all debt line items to the auditor for amendments to the financial reports within the next 3 business days.

Item 9.01 Financial Statements and Exhibits.
Exhibits -None

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

October 3, 2012
HPC POS SYSTEM, CORP.
(Registrant)

/s/ Melvin W. Coles
By: MELVIN W. COLES, PRESIDENT